PROSPECTUS
                               31,500,000 SHARES

                   THE S&P 500(R) PROTECTED EQUITY FUND, INC.
                                  COMMON STOCK
                            ------------------------
     The S&P 500(R) Protected Equity Fund, Inc. (the "Fund") is a newly organized, non-diversified, fixed-term, closed-end fund. The investment objective of the Fund is to return to shareholders on or about the Fund's maturity date of November 30, 2007 (i) $10.00 per share (the Fund's initial net asset value per share) plus (ii) an amount equal to $10.00 multiplied by the percentage increase in the price appreciation of the S&P 500 Index, if any, from the value of the Index on November 3, 1999 to the value of the Index at the close of the market on October 31, 2007, as reduced by the application of an annual index adjustment factor of 2.1% per year, any deferred investment advisory fee and remaining Fund expenses. The price appreciation of the S&P 500 does not include any of the dividends paid on the stocks included in the S&P
500. The Fund will seek to achieve its investment objective by investing primarily in a portfolio of the common stocks of substantially all of the companies represented in the S&P 500 and purchasing one or more privately-negotiated put option contracts intended to protect the Fund's initial net asset value at the maturity date by limiting the risk of loss caused by a decline in the market value of the Fund's common stock portfolio. There can be no assurance that the investment objective of the Fund will be achieved.

     Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. Initial investors expecting to sell their shares in a relatively short period after completion of the public offering typically face greater risk of loss. The shares of the Fund are being sold to the public without a sales load or underwriting commission. The Fund's shares of common stock have been approved for listing on the New York Stock Exchange under the symbol "PEF".
                            ------------------------
     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
                            ------------------------
     INVESTING IN THE COMMON STOCK INVOLVES RISKS WHICH ARE DESCRIBED IN THE "RISK FACTORS AND SPECIAL CONSIDERATIONS" SECTION BEGINNING ON PAGE 7 OF THIS PROSPECTUS.

                                      PER SHARE              TOTAL
                                      ---------              -----
Public Offering Price........          $10.00             $315,000,000
Sales Load...................            None                 None
Proceeds to Fund.............          $10.00             $315,000,000

     The Fund's investment adviser or an affiliate will pay the underwriter a commission in the amount of 3.00% of the public offering price per share in connection with the sale of the common stock and will bear all other offering and organization expenses of the Fund.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The shares of common stock will be ready for delivery in New York, New York on or about November 5, 1999.
                            ------------------------
                              MERRILL LYNCH & CO.
                            ------------------------
                The date of this prospectus is November 3, 1999.

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Risk Factors and Special Considerations.....................      7
Fee Table...................................................     12
The Fund....................................................     13
Use of Proceeds.............................................     13
Investment Objective and Policies...........................     13
Other Investment Policies...................................     18
Investment Restrictions.....................................     22
Directors and Officers......................................     24
Investment Advisory and Management Arrangements.............     25
Portfolio Transactions......................................     28
Dividends and Distributions.................................     30
Taxes.......................................................     30
Net Asset Value.............................................     33
Repurchase of Shares........................................     33
Description of Capital Stock................................     34
Custodian...................................................     36
Underwriting................................................     37
Transfer Agent, Dividend Disbursing Agent and Registrar.....     38
Legal Opinions..............................................     38
Experts.....................................................     38
Additional Information......................................     38
Independent Auditors' Report................................     40
Statement of Assets, Liabilities and Capital................     41

                            ------------------------
     "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Merrill Lynch Asset Management, L.P. and its affiliates. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation and Standard & Poor's Corporation makes no representation regarding the advisability of investing in the Fund.
                            ------------------------
     INFORMATION ABOUT THE FUND CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. CALL 1-800-SEC-0330 FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM. THIS INFORMATION IS ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV AND COPIES MAY BE OBTAINED UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE SEC'S PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C., 20549-6009.
                            ------------------------
     You should rely only on the information contained in this prospectus. We have not, and the underwriter has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate as of the date on the front cover of this prospectus only. Our business, financial condition, results of operations and prospects may have changed since that date.

                               PROSPECTUS SUMMARY

     This summary is qualified in its entirety by reference to the detailed information included in this prospectus.

THE FUND The S&P 500(R) Protected Equity Fund, Inc. (the "Fund") is a newly organized, non-diversified, fixed-term, closed-end fund. The Fund's maturity date is November 30, 2007 (the "Maturity Date"). The Fund will distribute substantially all of its net assets on or about the Maturity Date and then terminate.

THE OFFERING   The Fund is offering 31,500,000 shares of common stock at an initial offering price of $10.00 per share. The common stock is being offered by Merrill Lynch, Pierce, Fenner & Smith
               Incorporated ("Merrill Lynch"), as underwriter.

INVESTMENT
OBJECTIVE
AND POLICIES   The investment objective of the Fund is to return to shareholders on or about the Maturity Date (i) $10.00 per share (the Fund's initial net asset value per share) plus (ii) an amount equal to $10.00 multiplied by the percentage increase in the price appreciation of the Standard & Poor's 500 Composite Stock Price
               Index (the "S&P 500" or the "Index"), if any, from the value of the Index on November 3, 1999 (the "Starting Value") to the value of the Index at the close of the market on October 31, 2007, as reduced by the application of an annual index adjustment factor of 2.1% per year (the "Index Adjustment Factor"), any deferred investment advisory fee and remaining Fund expenses, as discussed below. The price appreciation of the S&P 500 does not include any of the dividends paid on the stocks included in the S&P 500. In contrast, total return on the S&P 500 would include dividends.
               The dividend yield on the stocks underlying the S&P 500 Index for the twelve (12) months ended September 30, 1999 was 1.296%. The
               Fund will seek to achieve its investment objective by investing primarily in a portfolio of the common stocks of all or substantially all of the companies represented in the S&P 500 and purchasing one or more privately-negotiated put option contracts intended to protect the Fund's initial net asset value at the Maturity Date (the "Put Contracts"), as described below. There can be no assurance that the investment objective of the Fund will be achieved.

               With the proceeds of this offering, the Fund intends to purchase Put Contracts on the S&P 500. The Put Contracts are expected to represent approximately 15% to 20% of the Fund's initial net assets. With the remaining proceeds, the Fund will invest primarily in a portfolio of stocks that will match as closely as practicable the composition and proportions of the stocks in the S&P 500 Index. Because a portion of the Fund's initial assets will be used to purchase the Put Contracts, at any time less than 100% of the Fund's assets will be invested in the S&P 500. With less than 100% of the Fund's assets invested in the S&P 500, the Fund's return on the Maturity Date is expected to lag the performance of the S&P 500 Index if the value of the S&P 500 on the Maturity Date is greater than its Starting Value. This lag in Fund performance is quantified in part by the Index Adjustment Factor, which is intended to help you better understand the relationship between the Fund's net asset value and the S&P 500 Index on the Maturity Date. The Fund's portfolio on the Maturity Date is expected to lag the S&P 500 in positive markets by at least the 2.1% annual Index Adjustment

               Factor because less than 100% of the Fund's assets are invested in the S&P 500 stocks. Deferred investment advisory fees and remaining Fund expenses, if any, will further reduce the Fund's return. Quantifying the lag on the Maturity Date illustrates the "costs" of principal protection and certain annual performance sacrifices resulting from investment by the Fund of less than 100% of the Fund's assets in the S&P 500 stocks. The Index Adjustment Factor is not a separate fee or charge.

               As an example, if the S&P 500 Index increased by 100% from the Starting Value to its value at maturity, the annualized price return of the S&P 500 Index would equal 8.85%. However, since less than 100% of the Fund's assets will be invested in the stocks of the S&P 500 Index, the return of the Fund would be expected to equal approximately 69% and the annualized return would equal approximately 6.67%. This difference between the hypothetical return on the S&P 500 Index and the Fund at the Maturity Date is quantified by the annual Index Adjustment Factor of 2.1%. The Index Adjustment Factor does not reflect Deferred Advisory Fees and other remaining Fund expenses, which would also reduce the Fund's return on the Maturity Date. In addition, the example does not reflect any dividends paid on the S&P 500 stocks or by the Fund. This example is provided for purposes of illustration only and is not necessarily indicative of the future performance of the S&P 500 Index or of the Fund. The example should not be considered a representation or prediction of the actual value of the S&P 500 or the Fund's performance at the Maturity Date.

               Because Merrill Lynch Asset Management, L.P. serves as the Fund's investment adviser, the Fund is prohibited under Federal securities laws from purchasing principal protection from Merrill Lynch. The Fund only may purchase the Put Contracts from eligible counterparties that are not affiliated with Merrill Lynch. CONSEQUENTLY, THE FUND'S ABILITY TO RETURN $10 PER SHARE WHEN THE VALUE OF THE S&P 500 ON THE MATURITY DATE IS LESS THAN ITS STARTING VALUE DOES NOT DEPEND UPON MERRILL LYNCH'S CREDIT QUALITY, BUT INSTEAD DEPENDS UPON THE CREDIT QUALITY OF THE COUNTERPARTIES TO THE FUND'S PUT CONTRACTS.

               The Fund will pay a fee for the Put Contracts and the Put Contracts will require the counterparties to make a payment to the Fund upon expiration of the options in the event that the S&P 500 is below a specified level. In the event that the S&P 500 on the Maturity Date is less than this specified level, the Put Contracts will obligate the counterparties to make a payment to the Fund which is intended approximately to equal the difference between the Fund's initial net asset value and the Fund's net asset value on the Maturity Date. As a result, the Fund's return on the Maturity Date is expected to exceed the performance of the S&P 500 if the value of the S&P 500 on the Maturity Date is less than its Starting Value.

               Of the Fund's total assets, 80% to 85% initially is expected to be invested in a portfolio of S&P 500 stocks, financial instruments, including options (other than the Put Contracts) and futures, and to a lesser extent, in cash or cash equivalents.

               At times when the Fund believes that it is more cost-efficient to do so, the Fund may determine not to invest in substantially all of the common stocks in the S&P 500 or in the same weightings as in the S&P 500. At those times, the Fund may instead invest in a statistically selected sample of the stocks in the S&P 500 which has aggregate investment characteristics, such as market capitalization and industry weightings, similar to the S&P 500 as a whole. In addition, the Fund may purchase stocks not included in the S&P 500 when it would be a cost-efficient way of approximating the S&P 500's performance. However, under normal circumstances, the Fund will invest at least 90% to 95% of its initial assets remaining after purchase of the Put Contracts in securities in the S&P 500 Index and not more than 5% of its total portfolio in derivatives (other than the Put Contracts) or other financial instruments and cash equivalents. The Fund may also engage in securities lending.

LISTING        There is currently no public market for the Fund's common stock.
               However, the Fund's shares of common stock have been approved for listing on the New York Stock Exchange under the symbol "PEF".

LEVERAGE The Fund is authorized to borrow money in amounts up to 33 1/3% of the value of its total assets, but under current market conditions does not intend to do so. The Fund may borrow to finance repurchases of its common stock, to pay required distributions, if any, to investors or for extraordinary or emergency purposes.

INVESTMENT
ADVISER AND THE
ADVISORY FEE   Merrill Lynch Asset Management, L.P., the Fund's investment adviser, provides investment advisory and management services to the Fund. The Fund will pay the investment adviser on a quarterly basis an investment advisory fee in arrears at an annual rate equal to 1.00% of the Fund's average weekly net assets. In lieu of liquidating any S&P 500 stocks held in the Fund's portfolio to pay the investment advisory fee, the investment adviser will be paid its accrued investment advisory fee from income from stock dividends on the Fund's portfolio or other available cash
               (together, "Available Assets") remaining after payment of any extraordinary or other expenses of the Fund not covered by the investment advisory fee. It is possible, particularly during the initial years of the Fund's operations, that the Fund's portfolio will not yield sufficient cash to pay the entire investment advisory fee out of the current Available Assets. To the extent that Available Assets are not sufficient to pay all of the investment advisory fee at the conclusion of a quarterly period, the investment adviser will defer collecting the portion of the investment advisory fee not covered by such Available Assets (the
               "Deferred Advisory Fee") until the conclusion of the next quarterly period. To the extent that there are additional
               Available Assets after paying the then current Advisory Fee in such subsequent quarter, such additional amount will be applied to the payment of the Deferred Advisory Fee, and any unpaid
               Deferred Advisory Fee balance will be carried forward from quarter to quarter until paid. To the extent that Available
               Assets are not sufficient to pay the then current investment advisory fee, such unpaid investment advisory fee will be added to the Deferred Advisory Fee balance, if any. On the Maturity
               Date, any Deferred Advisory Fee will only be paid to the extent that the Fund will be able to return at least $10.00 per share to investors. If payment of any portion of the Deferred Advisory Fee would otherwise result in a return to investors on the Maturity
               Date of less than $10.00 per share (as adjusted for any early return of capital), that portion of the Deferred Advisory Fee will be waived. The Fund will not pay the investment adviser any interest on the Deferred Advisory Fee.

DIVIDENDS AND
DISTRIBUTIONS  The Fund will seek to minimize Federal income tax recognition of taxable income and capital gains by shareholders prior to the Maturity Date primarily by minimizing the Fund's sales of stock in its portfolio. However, to the extent the Fund has any net investment income or any net realized capital gains prior to the Maturity Date, it intends to distribute to shareholders at least annually substantially all of such amounts.

REPURCHASE OF
SHARES The Board of Directors of the Fund may consider open market share repurchases from time to time if the Fund's shares trade at a discount to the Fund's net asset value. There can be no assurance that the Fund will in fact repurchase any of its shares.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     Investing in the Fund involves certain risks. The Fund is subject to financial, market and credit risks. As with any security, a risk of loss is inherent in investment in shares of common stock of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to return to shareholders on or about the Maturity Date (i) $10.00 per share (the Fund's initial net asset value per share) plus (ii) an amount equal to $10.00 multiplied by the percentage increase in the price appreciation of the S&P 500, if any, from the Starting Value to the value of the Index at the close of the market on November 30, 2007, as reduced by the annual application of the Index Adjustment Factor, any Deferred Advisory Fees, and remaining Fund expenses. The price appreciation of the S&P 500 does not include any of the dividends paid on the stocks included in the S&P 500. There is no assurance that the Fund will be able to achieve this investment objective. The Put Contracts and the Fund's other investment techniques have certain risks. The following discussion describes potential risks associated with the Put Contracts and the different types of investment techniques used by the Fund as described under "Investment Objectives and Policies" and "Other Investment Policies".

     With a portion of the proceeds of this offering, the Fund intends to purchase one or more Put Contracts on the S&P 500. With the remaining proceeds, the Fund will invest primarily in a portfolio that will match as closely as practicable the composition and proportions of the stocks included in the S&P 500 Index. Because a portion of the Fund's initial assets will be used to purchase the Put Contracts, at any time less than 100% of the Fund's assets will be invested in the S&P 500 Index. With less than 100% of the Fund's assets invested in the S&P 500, the Fund's return on the Maturity Date is expected to lag the performance of the S&P 500 Index if the value of the S&P 500 on the Maturity Date is greater than its Starting Value. However, as the Fund will use a portion of its assets to purchase the Put Contracts, the Fund's return on the Maturity Date is expected to exceed the performance of the S&P 500 if the value of the S&P 500 on the Maturity Date is less than its Starting Value.

     The Put Contracts. Because Merrill Lynch Asset Management, L.P. serves as the Fund's investment adviser, the Fund is prohibited under Federal securities laws from purchasing principal protection from Merrill Lynch. The Fund only may purchase the Put Contracts on the S&P 500 Index from Eligible Counterparties (as defined below under "Counterparty Credit Risk") that are not affiliated with Merrill Lynch. CONSEQUENTLY, THE FUND'S ABILITY TO RETURN $10 PER SHARE WHEN THE VALUE OF THE S&P 500 ON THE MATURITY DATE IS LESS THAN ITS STARTING VALUE DOES NOT DEPEND UPON MERRILL LYNCH'S CREDIT QUALITY, BUT INSTEAD DEPENDS UPON THE CREDIT QUALITY OF THE COUNTERPARTIES TO THE FUND'S PUT CONTRACTS.

     The Fund will pay a fee for the Put Contracts and the Put Contracts will require the Eligible Counterparties to make a payment to the Fund upon expiration of the options in the event that the S&P 500 is below a specified level. In the event that the S&P 500 on the Maturity Date is less than this specified level, the Put Contracts will obligate the Eligible Counterparties to make a payment to the Fund which is intended approximately to equal the difference between the Fund's initial net asset value and the value of the Fund's assets invested in S&P 500 stocks on the Maturity Date. As a result, the Fund's return on the Maturity Date is expected to exceed the performance of the S&P 500 if the value of the S&P 500 on the Maturity Date is less than its Starting Value.

     Options contracts on securities or securities indices may be listed and traded on exchanges or entered into in private transactions. Privately-negotiated securities or financial contracts such as the Put Contracts that are not traded on an organized exchange are known as an "over-the-counter" or "OTC" instruments. The Put Contracts that the Fund intends to purchase will differ from exchange traded financial contracts such as listed options in several respects. Generally, exchange traded options have standardized terms and the performance of the parties' obligations in connection with the options is guaranteed by the exchange upon which they are listed or a related clearing corporation. OTC instruments offer greater flexibility than exchange traded instruments such as listed options. However, OTC instruments such as the Put Contracts are transacted directly with dealers or other counterparties and not through a clearing corporation, and involve a risk of non-performance by such counterparties as a result of the insolvency of such counterparties or otherwise. IN THE EVENT OF NON-PERFORMANCE BY A COUNTERPARTY TO A PUT CONTRACT, THE FUND MAY SUFFER SIGNIFICANT LOSSES AND MAY BE UNABLE TO RETURN $10.00 PER SHARE TO INVESTORS ON OR ABOUT THE MATURITY DATE IF THE VALUE OF THE S&P 500 ON THE MATURITY DATE IS LESS THAN ITS STARTING VALUE. The Fund will seek to limit such risks by entering into OTC Put Contracts only with Eligible Counterparties (as defined below).

     The purchase of the Put Contracts limits the Fund's risk of loss in the event of a decline in the S&P 500. As described below, if the market value of S&P 500 on the Maturity Date is greater than the market level specified in the Put Contracts, the Put Contracts will expire worthless. Consequently, the Fund would realize a lower return on its stock portfolio than it would have without the purchase of the Put Contracts.

     The value of the Put Contracts primarily will be affected by the value of the S&P 500 and by other factors that generally affect the value of put options. Because the Put Contracts require the counterparties to pay the Fund in the event of a decline in the S&P 500 at the expiration of such contracts, in general, an increase in the value of the S&P 500 is expected to decrease the value of the Put Contracts and, conversely, a decrease in the value of the S&P 500 is expected to increase the value of the Put Contracts. In general, the value of the Put Contracts is expected to decrease when interest rates increase or when dividend yields on the stocks in the S&P 500 decrease. Further, the value of the Put Contracts is expected to decrease as anticipated fluctuations in the future value, or volatility, of the S&P 500 decrease.

     The value of the Put Contracts is expected to decrease over time if the S&P 500 is above its Starting Value and, conversely, the value of the Put Contracts is expected to increase over time if the S&P 500 is below its Starting Value.

     Counterparty Credit Risk. The Fund may enter into OTC put and call options contracts, including the Put Contracts, only with counterparties that are rated Aa3 or better by Moody's Investors Service, Inc. ("Moody's") or AA- or better by Standard & Poor's Corporation ("S&P") (or whose obligations are guaranteed by Eligible Counterparties so rated) as described below or are determined by the investment adviser to be of comparable credit quality ("Eligible Counterparties"). THE FUND'S ABILITY TO MEET ITS INVESTMENT OBJECTIVE UNDER CERTAIN MARKET CONDITIONS WILL DEPEND SIGNIFICANTLY UPON THE ABILITY OF ANY ELIGIBLE COUNTERPARTY THAT SERVES AS COUNTERPARTY TO THE FUND'S PUT CONTRACTS TO MEET ITS OBLIGATIONS UNDER THOSE CONTRACTS. MERRILL LYNCH IS NOT PERMITTED TO SELL PUT CONTRACTS TO THE FUND, AND THE FUND WILL NOT BE ABLE TO LOOK TO MERRILL LYNCH FOR PRINCIPAL PROTECTION IF ANY COUNTERPARTY TO THE FUND'S PUT CONTRACTS FAILS TO MEET ITS OBLIGATIONS. S&P indicates that it assigns a AA- rating to obligors that have a very strong capacity to meet their financial commitments, differing from the highest rated obligors only in small degree. Moody's indicates that counterparties rated Aa3 offer excellent financial security but are rated lower than Aaa counterparties because long-term risks appear somewhat larger. The margins of protection may not be as large as with Aaa counterparties, or fluctuations of protective elements may be of greater amplitude. Eligible Counterparties in the ordinary course of business may purchase securities or enter into arrangements with broker-dealers, banks or other market participants in order to hedge the market risks associated with such Eligible Counterparties' obligations under the Put Contracts. Although unlikely, such hedging arrangements theoretically could affect the price of certain stocks and the value of the S&P 500 or the Fund's investments in a manner that would be adverse to investors in the Fund.

     Liquidity. OTC contracts generally are considered illiquid. While some OTC contracts have contractual provisions that appear to provide a measure of liquidity, such liquidity will generally be provided only by the counterparty to the contract. Consequently, any liquidity will be subject to, among other things, such counterparty's ability and willingness to provide liquidity at any given time.

     Concentration. The Put Contracts on the date that they are executed are expected to represent approximately 15% to 20% of the Fund's initial net assets. The common stocks of companies in the S&P 500 in the financial service industry are expected to represent approximately 12% to 15% of the Fund's initial net assets. Consequently, the Fund's portfolio will be concentrated in the securities or obligations of issuers in the industry group consisting of financial institutions and their holding companies, including broker-dealers, commercial banks, thrift institutions, insurance companies and finance companies. As a result, the Fund is subject to certain credit quality risks associated with such institutions. General economic conditions are important to the operation of these institutions, with exposure to, among other things, market fluctuations, changes in interest rates, and credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. The Fund will not enter into a Put Contract with an Eligible Counterparty that is a broker-dealer if such Put Contract would represent in excess of 5% of the Fund's net assets as of the date that the Fund enters into such Put Contract. Increases in the value of the S&P 500 portion of the Fund's portfolio resulting in a decrease in the relative value of the Put Contracts or changes in the weighting or composition of the S&P 500 may result in the Fund being no longer concentrated in the financial services industry.

     Risk Factors in Options and Futures Transactions. In addition to transactions in OTC options, including the Put Contracts, and exchange traded options, the Fund also may engage in transactions in futures and options on futures. Use of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the underlying securities. In addition, many options (particularly OTC options such as the Put Contracts) have limited liquidity and the Fund may not be able to sell or unwind its options positions prior to their maturity. There is a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or an option related to a futures contract. Furthermore, the Fund's ability to enter into new OTC contracts or restructure existing OTC contracts may be limited by market conditions. For additional information on the considerations involved in the use of options and futures, see "Other Investment Policies".

     Price Appreciation of the S&P 500. The investment objective of the Fund is to return to shareholders on or about the Maturity Date (i) $10.00 per share (the Fund's initial net asset value per share) plus (ii) an amount equal to $10.00 multiplied by the percentage increase in the price appreciation of the S&P 500, if any, from the Starting Value to the value of the Index at the close of the market on October 31, 2007, as reduced by the annual application of the Index Adjustment Factor, any Deferred

Advisory Fees, and remaining Fund expenses. The price appreciation of the S&P 500 does not include any of the dividends paid on the stocks included in the S&P
500. Dividends received by the Fund from the stocks held in its portfolio will be used to pay the Fund's expenses. To the extent that these expenses match or exceed the dividends paid on the Fund's portfolio, the Fund's return will not reflect the payment of dividends on stocks. Thus, the Fund's return from its stock portfolio will be less than the return that you would receive if you owned directly the same portfolio.

     The market price of Fund shares is affected by, but not directly correlated with, the current value of the S&P 500.

     Early Return of Capital. It is expected that stocks in the Fund's portfolio may be the subject of corporate acquisitions or liquidation in which the Fund will receive cash for such stocks. The Fund may be required to distribute a portion of such cash payments to investors. It is also possible that the Fund may be required to sell portfolio stocks in order to make required distributions or to finance share repurchases. Some of these such payments may result in an early return of part of your investment and the $10.00 per share that the Fund seeks to return on or about the Maturity Date would be reduced pro rata by such amounts.

     Net Asset Value. The net asset value of the Fund will equal the sum of the value of the assets of the Fund less the liabilities of the Fund. The assets will consist primarily of the Fund's stock portfolio and the Put Contracts. See "The Put Contracts" above for a description of the factors affecting the value of the Put Contracts.

TAX EFFECT OF THE PUT CONTRACTS

     Because the Put Contracts offset the Fund's risk of loss on the stock portfolio, the stock portfolio and the Put Contracts will constitute a "straddle" for Federal income tax purposes. Individual stocks in the portfolio and certain other options entered into by the Fund may likewise constitute straddles. Special tax rules applicable to straddles will require the Fund to postpone recognition for tax purposes of losses incurred on sales of stock in the portfolio and on certain closing transactions in connection with the Put Contracts and with any other options. As a result, the Fund will not be able to reduce its income by such losses. This increases the possibility that the Fund will have income which it must distribute to shareholders in order to satisfy its distribution requirement for Federal income tax purposes. The Fund may have to borrow in order to meet its distribution requirement. Furthermore, because the stock portfolio and the Put Contracts will constitute a straddle, the straddle rules will require the Fund to treat any gains recognized as a result of sales of stock in the portfolio as short-term capital gains to the Fund even if the stock was owned by the Fund for more than 12 months.

LIQUIDITY AND MARKET PRICE OF SHARES

     The Fund is newly organized and has no operating history or history of public trading. Shares of closed-end funds that trade in a secondary market frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." (This risk is independent of the risk that the net asset value of the Fund's shares will fluctuate and may decline.) The resulting risk of loss typically may be greater for initial investors who sell their shares within a relatively short period after completion of the public offering. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

LEVERAGE

     The Fund is authorized to borrow money in amounts up to 33 1/3% of the value of its total assets, although it does not intend to do so under current market conditions. The Fund may borrow money to pay required distributions, finance repurchases, or for extraordinary or emergency purposes. Borrowing creates the risk of increased volatility in the net asset value and market price of the Fund's common stock. Leverage also creates the risk that the investment return on the Fund's common stock will be reduced to the extent the cost of the borrowings exceeds the return on portfolio investments.

REPURCHASE OF SHARES

     Subject to its borrowing restrictions, the Fund may borrow to finance repurchases. Interest on any borrowings will increase the Fund's expenses and reduce its income. If the Fund must liquidate portfolio securities to repurchase shares, there may be certain tax consequences and transaction costs. There can be no assurance that share repurchases will cause Fund shares to trade at prices equal to their net asset value.

SECURITIES LENDING

     The Fund may lend securities to financial institutions. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Fund.

NON-DIVERSIFICATION

     The Fund is a non-diversified fund, which means that it can invest its assets in fewer companies than if it were a diversified fund. If the Fund concentrates in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance. Even as a non-diversified fund, the Fund must still meet the diversification requirements of applicable Federal income tax laws.

ANTITAKEOVER PROVISIONS

     The Fund's Articles of Incorporation and By-Laws include provisions that could limit or delay the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors without shareholder approval. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load (as a percentage of offering
      price)................................................  None
     Dividend Reinvestment Plan Fees........................  None
ANNUAL EXPENSES (as a percentage of net assets attributable
  to common stock)
     Management Fees(a).....................................  1.00%
     Interest payments on Borrowed Funds....................  None
     Other Expenses(a)......................................  0.00
                                                              ----
          Total Annual Expenses(a)..........................  1.00%
                                                              ====

                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
EXAMPLE                                                    ------    -------    -------    --------
     You would pay the following expenses on a $1,000
     Investment assuming a 5% annual return throughout
     the periods:........................................   $10        $32        $55        $122

------------
(a) Other Expenses are estimated to be 0.00015% of net assets during the Fund's first fiscal year. The investment adviser will bear all of the Fund's structuring, organizational and offering expenses, as well as the expenses of ordinary operation of the Fund, including administration, custodial, transfer agency, legal, auditing and accounting fees. The Fund will pay brokerage and other transaction costs, the fees and expenses of directors (and their counsel) who are not affiliated with the investment adviser and extraordinary expenses that may arise as well as any expenses required to liquidate portfolio investments and terminate the Fund at the Maturity Date. See "Investment Advisory and Management Arrangements" -- page 25.

     The Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's first fiscal year. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

                                    THE FUND

     The S&P 500(R) Protected Equity Fund, Inc. (the "Fund") is a newly organized, non-diversified, fixed-term, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on July 15, 1999 and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's Articles of Incorporation provide that the Fund will terminate on November 30, 2007 (the "Maturity Date") without shareholder approval, at which time the Fund will distribute substantially all of its net assets to shareholders. The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and its telephone number is
(609) 282-2800.

     The Fund has been organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end investment companies do not redeem their securities at the option of the shareholder, while open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. However, shares of closed-end investment companies frequently trade at a discount from net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The shares of the Fund are being sold to the public without a sales load or underwriting commission.

                                USE OF PROCEEDS

     The proceeds of this offering to the Fund will be $315,000,000. The proceeds to the Fund will not be reduced by payment of organizational and offering costs which will be borne by the Fund's investment adviser or an affiliate. Such proceeds of the offering will be invested in accordance with the Fund's investment objective and policies on or about November 5, 1999. See "Investment Objective and Policies."

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to return to shareholders on or about the Maturity Date (i) $10.00 per share (the Fund's initial net asset value per share) plus (ii) an amount equal to $10.00 multiplied by the percentage increase in the price appreciation of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500" or the "Index"), if any, from the value of the Index on November 3, 1999 (the "Starting Value") to the value of the Index at the close of the market on October 31, 2007, as reduced by the application of an annual index adjustment factor of 2.1% per annum (the "Index Adjustment Factor"), any deferred investment advisory fee and remaining Fund expenses. The price appreciation of the S&P 500 does not include any of the dividends paid on the stocks included in the S&P 500. In contrast, total return on the S&P 500 would include dividends. The dividend yield on the stocks underlying the S&P 500 Index for the twelve (12) months ended September 30, 1999 was 1.296%. The Fund will seek to achieve its investment objective by investing primarily in a portfolio of the common stocks of all or substantially all of the companies represented in the S&P 500 and purchasing one or more privately-negotiated put option contracts intended to protect the Fund's initial net asset value at the Maturity Date (the "Put Contracts") as described below. There can be no assurance that the investment objective of the Fund will be achieved. The investment objective of the Fund is a fundamental policy and may not be changed without shareholder approval.

THE PUT CONTRACTS AND THE STOCK PORTFOLIO

     With the proceeds of this offering, the Fund intends to purchase the Put Contracts relating to the S&P 500. The Put Contracts will represent approximately 15% to 20% of the Fund's initial net assets. With the remaining proceeds, the Fund will invest primarily in a portfolio that will match as closely as practicable the composition and proportions of the stocks included in the S&P 500 Index.

     A put option provides its purchaser with downside protection (i.e., by hedging against a decline in the value of a specified asset such as a particular stock or index) and generally gives its purchaser the right to sell (or receive the depreciated value of) that specified asset at a predetermined price within a specified time. The Fund will purchase Put Contracts intended to protect the Fund's initial net asset value at the Maturity Date. Because Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser") serves as the Fund's investment adviser, the Fund is prohibited under Federal securities laws from purchasing principal protection from Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The Fund only may purchase the Put Contracts on the S&P 500 Index from Eligible Counterparties that are not affiliated with Merrill Lynch. CONSEQUENTLY, THE FUND'S ABILITY TO RETURN $10 PER SHARE WHEN THE VALUE OF THE S&P 500 ON THE MATURITY DATE IS LESS THAN ITS STARTING VALUE DOES NOT DEPEND UPON MERRILL LYNCH'S CREDIT QUALITY, BUT INSTEAD DEPENDS UPON THE CREDIT QUALITY OF THE COUNTERPARTIES TO THE FUND'S PUT CONTRACTS.

     It is expected that the Fund will enter into Put Contracts with the following Eligible Counterparties:

     - Banque AIG is a French bank and a subsidiary of AIG Financial Products Corp. ("AIG-FP"). AIG-FP is a wholly-owned subsidiary of American International Group, Inc. ("AIG"). Banque AIG's activities include the conduct, primarily as principal, of an interest-rate, currency, equity and credit-derivative products business. Banque AIG's obligations to the Fund are guaranteed by AIG.

     - Credit Suisse Financial Products is a subsidiary and an operating division of Credit Suisse First Boston, a leading global investment banking firm, providing derivative and risk management products to its clients.

     - UBS AG London Branch is the London branch of UBS AG. UBS AG is an international bank that is the successor by merger to Swiss Bank Corporation and Union Bank of Switzerland. UBS AG is involved in all major banking activities, including investment banking and corporate finance, private banking, institutional asset management and Swiss retail and corporate banking. UBS AG is the largest bank in Switzerland and ranks among the largest banks worldwide based on total assets.

     The Eligible Counterparties have not been involved in the preparation of and do not accept responsibility for the information contained in this prospectus.

     The Put Contracts are expected to have a maturity equal to or approximately equal to that of the Fund. The value of the Put Contracts primarily will be affected by the value of the S&P 500 and by other factors that generally affect the value of put options. Because the Put Contracts require the Eligible Counterparties to pay the Fund if the S&P 500 is below a specific level at the expiration of such contracts, in general, an increase in the value of the S&P 500 is expected to decrease the value of the Put Contracts. In addition, the value of the Put Contracts generally is expected to decrease when interest rates increase or when dividend yields on the stocks in the S&P 500 decrease. Further, the value of the Put Contracts is expected to decrease as anticipated fluctuations in the future value, or volatility, of the S&P 500 decrease. The value of the Put Contracts is expected to increase over time if the S&P 500 is below the Starting

Value. Because the counterparty to a Put Contract is responsible for paying the Fund the decrease in value, if any, in the S&P 500 at maturity, the performance of the individual stocks in the Fund's portfolio has somewhat limited bearing on the Fund's ability to protect invested capital. See "Risk Factors and Special Considerations -- Investment Objective and Policies -- Counterparty Credit Risk".

     With the proceeds of this offering remaining after purchase of the Put Contracts, expected to represent 80% to 85% of its initial net assets, the Fund will invest primarily in a portfolio of the common stocks included in, and financial instruments related to, the S&P 500. With respect to its stock portfolio, the Fund will not attempt to buy or sell securities based on economic, financial or market analysis, but will instead seek to employ a "passive" investment approach. This means that with substantially all of the Fund assets remaining after purchase of the Put Contracts, the Fund will attempt to remain invested at all times in a portfolio of common stocks the performance of which is expected to match approximately that of the S&P 500 (before deduction of transaction costs and certain other Fund expenses). The Fund will generally seek to buy or sell securities only when the Fund believes it is necessary to do so in order to match the performance of the S&P 500. Accordingly, it is anticipated that the Fund's portfolio turnover and trading costs will be lower than those of actively managed funds.

     Because less than 100% of the Fund's assets at any time will be invested in the S&P 500 and other factors, the Fund's return on the Maturity Date is expected to lag the performance of the S&P 500 Index if the value of the S&P 500 on the Maturity Date is greater than its Starting Value. This lag in Fund performance is quantified in part by the Index Adjustment Factor, which is intended to help an investor better understand the relationship between the Fund's net asset value and the S&P 500 Index on the Maturity Date. The Fund's portfolio on the Maturity Date is expected to lag the S&P 500 in positive markets at least by the annual Index Adjustment Factor because less than 100% of the Fund's assets are invested in the S&P 500. Deferred investment advisory fees and remaining Fund expenses, if any, will further reduce the Fund's return. Quantifying the lag on the Maturity Date illustrates the "costs" of principal protection and certain annual performance sacrifices resulting from investment by the Fund of less than 100% of the Fund's assets in the S&P 500 stocks. The Index Adjustment Factor is not a separate fee or charge.

     As an example, if the S&P 500 Index increased by 100% from the Starting Value to its value at maturity, the annualized price return of the S&P 500 Index would equal 8.85%. However, since less than 100% of the Fund's assets will be invested in the stocks of the S&P 500 Index, the return of the Fund would be expected to equal approximately 69% and the annualized return would equal approximately 6.67%. This difference between the hypothetical return on the S&P 500 Index and the Fund at the Maturity Date is quantified by the annual Index Adjustment Factor of 2.1%. The Index Adjustment Factor does not reflect Deferred Advisory Fees and other remaining Fund expenses, which would also reduce the Fund's return on the Maturity Date. In addition, the example does not reflect any dividends paid on the S&P 500 stocks or by the Fund. This example is provided for purposes of illustration only and is not necessarily indicative of the future performance of the S&P 500 Index or of the Fund. The example should not be considered a representation or prediction of the actual value of the S&P 500 or the Fund's performance at the Maturity Date.

     In seeking to match the return of its stock portfolio to that of the S&P 500 Index, the Fund generally will invest in all 500 stocks in the S&P 500, other than the stock of Merrill Lynch & Co. Inc., in approximately the same proportions as their weightings in the S&P 500. For example, if 5% of the

S&P 500 is made up of the stock of a particular company, the Fund will normally invest approximately 5% of its assets (other than the Put Contracts) in that company. Such a strategy is known as "full replication." However, when the Fund believes it would be cost efficient, the Fund is authorized to deviate from full replication and to instead invest in a statistically selected sample of the 500 stocks in the S&P 500 which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the S&P 500 as a whole. The Fund may also purchase stocks not included in the S&P 500 when it believes that it would be a cost efficient way of approximating the S&P 500's performance to do so. If the Fund uses these techniques, the Fund may not track the S&P 500 as closely as it would if it were fully replicating the S&P 500. However, under normal circumstances, the Fund will be substantially invested in securities in the Index and will invest at least 90% to 95% of its assets other than the Put Contracts in securities in the S&P 500 Index and not more than 5% of its total portfolio in other financial instruments and cash equivalents.

     An investment in the shares of the Fund's common stock does not represent any ownership interest in the stocks of the companies included in the Index.

     While the Fund's assets other than the Put Contracts are expected to be substantially invested in the common stocks included in the S&P 500, the Fund may use options other than the Put Contracts as well as futures contracts and options on futures relating to all or a portion of the S&P 500. In addition, the Fund will invest in short-term money market instruments for cash management, liquidity and other purposes. See "Other Investment Policies."

     As described under "Investment Advisory and Management Arrangements", the Investment Adviser will defer receipt of payment of all or a portion of its investment advisory fee until the Maturity Date if the Fund's income from stock dividends or other available cash or cash equivalents are not sufficient to pay the fee. Distributions to investors upon termination of the Fund at the Maturity Date will, on a per share basis, be reduced by the amount of any deferred investment advisory fee payable to the Investment Adviser, as well as by all other outstanding and unpaid liabilities and obligations of the Fund, including any unpaid brokerage and transaction costs, expenses, including the expenses of liquidation, and principal and interest on any outstanding borrowings. The Investment Adviser will waive payment of any portion of the deferred investment advisory fee that would reduce the amount payable per share of the Fund to less than $10.00 (as adjusted for any early return of capital).

THE S&P 500 INDEX

     The S&P 500 is composed of 500 common stocks. The stocks represented in the Index are issued by large-capitalization companies in a wide range of businesses and which collectively represent a substantial portion of all common stocks publicly traded in the U.S. The S&P 500 is a market-weighted index (an index in which the weighting of each security is based on its market capitalization), which means that the largest stocks represented in the index have the most effect on the index's performance. Currently, the largest stocks in the S&P 500 have many times the effect of most other stocks in the Index. The Index does not reflect the payment of dividends on the stocks underlying it.

     The stocks in the S&P 500 are chosen by Standard & Poor's ("S&P"), a division of The McGraw-Hill Companies, Inc. S&P chooses stocks for inclusion in the S&P 500 based on market capitalization, trading activity and the overall mix of industries represented in the Index, among other factors. The S&P

500 is generally considered broadly representative of the performance of publicly traded U.S. large capitalization stocks. S&P's selection of a stock for the S&P 500 does not mean that S&P believes the stock to be an attractive investment.

     Over time, the S&P 500 Index is expected to be rebalanced to reflect additions to, or removals from, the S&P 500, including as a result of capital changes (e.g., mergers, spin-offs, or a change in the business or character of a component company).

     If S&P discontinues publication of the Index and S&P or another entity publishes a successor or substitute index that the Investment Adviser determines, with the approval of the Board of Directors of the Fund, to be comparable to the S&P 500 (any such index being a "Successor Index"), then, upon such determination, the Successor Index will be substituted for the S&P. Upon any selection of a Successor Index, notice thereof will be given to shareholders of the Fund.

LICENSE AGREEMENT

     S&P and MLAM have entered into a non-exclusive license agreement providing for the license to MLAM, in exchange for a fee, of the right to use the S&P 500 as a component of certain financial products including the Fund.

     The license agreement between S&P and MLAM provides that the following language must be stated in this prospectus.

     The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general stock market performance. S&P's only relationship to MLAM is the licensing of certain trademarks and trade names of S&P and of the Index which is determined, composed and calculated by S&P without regard to MLAM or the Fund. S&P has no obligation to take the needs of MLAM or the shareholders of the Fund into consideration in determining, composing or calculating the Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund shares or the timing of the issuance and sale of shares of the Fund or in the determination or calculation by which the Fund shares may be converted to cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

     S&P does not guarantee the accuracy and/or the completeness of the Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, holders of the shares, or any other person or entity from the use of the Index or any data included therein. S&P makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damage (including lost profits), even if notified of the possibility of such damages.

     Information in this prospectus regarding the Index, including its make-up, method of calculation and changes in its components, is derived from publicly available information prepared by S&P. The Fund does not assume any responsibility for the accuracy or completeness of such information.

                           OTHER INVESTMENT POLICIES

     The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify the Fund as a "regulated investment company" for purposes of the Federal tax laws. See "Taxes." To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and not more than 10% of the voting securities of a single issuer will be held. A fund that elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

     The Fund has adopted certain other policies as set forth below.

     Money Market Instruments. The Fund will invest in short-term money market instruments as cash reserves to maintain liquidity and for other cash management purposes. The Fund will not invest in money market instruments in order to lessen the Fund's exposure to common stocks as a defensive strategy, but will instead attempt to remain as fully invested as practicable at all times.

     The Fund may invest in short term U.S. Government securities, U.S. Government agency securities and other money market instruments. The other money market instruments in which the Fund may invest include certificates of deposit, bankers' acceptances, time deposits, repurchase agreements, commercial paper rated within the two highest grades by S&P or Moody's Investors Service, Inc., or, if not rated, of comparable quality as determined by the Investment Adviser, and have remaining maturities of 397 days or less, and shares of investment companies which invest exclusively in such money market instruments (subject to applicable limitations under the 1940 Act).

     A repurchase agreement involves the purchase of a security together with a simultaneous agreement to resell the security to the seller at a later date at approximately the purchase price less an amount that represents interest to the buyer. Repurchase agreements are considered relatively safe, liquid investments for short-term cash, but involve the risk that the seller will fail to repurchase the security and that the Fund will have to attempt to sell the security in the market for its current value, which may be less than the amount the Fund paid for the security. In the event of a default, the Fund may also incur delays or losses in connection with realizing its interest in the collateral for the repurchase agreement. The Fund will only enter into repurchase agreements with counterparties that the Investment Adviser deems to be creditworthy.

     Standard & Poor's Depositary Receipts or "SPDRs". The Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs"), which are securities issued by SPDR Trust, Series 1, a registered unit investment trust. The SPDRs are exchange-listed and generally trade like shares of common stock. The investment objective of the SPDR Trust is to provide investment results that generally correspond to the price and yield performance of the component stocks of the S&P
500. Because SPDRs are designed to
track the S&P 500, the Fund may use SPDRs to invest cash balances to provide investment results that would generally correspond to the price and yield performance of the component stocks of the S&P 500 Index. There can be no assurance that the SPDR Trust will at all times be able to replicate substantially the performance of the S&P 500 Index. Because SPDRs are securities issued by another investment company, the Fund's use of SPDRs will be limited by the Fund's investment restrictions and applicable law. See "Investment Restrictions".

     Options and Futures. The Fund may use futures and options. In general, the Fund will invest a portion of its portfolio other than the Put Contracts in such derivative instruments linked to the performance of the S&P 500. The Fund may invest in options, futures and other derivative instruments to gain market exposure quickly, to maintain liquidity and to help keep trading costs low. The Fund may also engage in anticipatory hedging to offset the risk that securities in which it intends to invest will increase in value before the Fund has an opportunity to purchase the securities. Futures and options on futures may be employed to provide liquidity or, for example, be employed as a proxy for a direct investment in securities underlying the S&P 500. More detailed information with respect to use of options and futures is provided below.

     Futures are exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time. Futures involve leverage risk (the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in value of an investment).

     Options are exchange-traded or OTC contracts involving the right of a holder to deliver (a "put") or receive (a "call") certain assets (or a money payment based on the change of certain assets or an index) from another party at a specified price within a specified time period. Options also involve leverage risk, and OTC options also involve credit risk (the risk that the other party will not be able to complete its contractual obligations) and liquidity risk (the risk that the Fund will not be able to find a buyer at an acceptable price if it wants to sell). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than (with respect to a call option) or less than (with respect to a put option) the exercise price of the option.

     Call Options on Portfolio Securities. The Fund may purchase call options on any of the types of securities in which it may invest. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge against the price of the underlying security declining. The Fund may also purchase and sell call options on indices such as the S&P 500.

     Put Options on Portfolio Securities. In addition to the Put Contracts intended to protect on the Maturity Date at least 100% of the value of the Fund's initial assets, the Fund is authorized to purchase put options. By buying a put option, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also has authority to write (i.e., sell) put options on the types of securities which may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund's return. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligations under its hedging and other investment transactions.

     Furthermore, the Fund may also purchase and sell additional put options on indices. Rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is less than the exercise price of the option.

     OTC Options. OTC options and assets used to cover OTC options written by the Fund are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

     Financial Futures and Options Thereon. The Fund is authorized to engage in transactions in financial futures contracts ("futures contracts") and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities and interest rates or to enhance the Fund's income. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts are standardized, exchange-traded agreements that have been designed by boards of trade which have been designated "contract markets" by the Commodities Futures Trading Commission ("CFTC"). Transactions by the Fund in futures contracts and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions".

     The Fund also has authority to purchase and write call and put options on futures contracts. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract. Similarly, the Fund may purchase call options, or write call options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     Restrictions on the Use of Futures Transactions. Under regulations of the CFTC, the futures trading activity described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash or liquid instruments will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

     Securities Lending. The Fund may lend portfolio securities having a value of up to 33 1/3% of total assets. The Fund may lend portfolio securities to financial institutions in return for collateral in the form of U.S. Government securities or cash. The Fund will either receive a fee from the borrower or pay the borrower interest in return for the right to seek to invest cash collateral at a higher rate. If a borrower fails to return the Fund's security, the Fund will have to attempt to liquidate the borrower's collateral, which may be worth less than the Fund's security.

     Leverage. The Fund may borrow to finance repurchases of its common stock and for other purposes, including payment of required distributions to holders of shares. If the Fund borrows to finance repurchases of its common stock, it will not be necessary for the Fund to dispose of Fund securities to finance such repurchases. The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes. The Fund may borrow in an amount up to approximately 33 1/3% of its total assets (including the amount borrowed). The Fund has no current intention of borrowing.

     The Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

     Capital raised through leverage will be subject to interest costs which may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. Borrowing creates an opportunity for greater return per share of common stock, but at the same time such borrowing is a speculative technique in that it will increase the Fund's exposure to capital risk. Such risks may be reduced through the use of borrowings that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds exceeds the cost of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. It is not anticipated that these covenants will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

     Under the 1940 Act, the Fund is not permitted to borrow unless immediately after such incurrence the Fund has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the Fund's total assets). Additionally, under the 1940 Act the Fund may not declare any dividend or other distribution upon any class of capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

     The Fund's willingness to borrow money to finance repurchases of its common stock, and the amount it will borrow, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

                            INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of common stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). The Fund may not:

          1. Make investments for the purpose of exercising control or management.

          2. Purchase or sell real estate, commodities or commodity contracts, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

          3. Issue senior securities or borrow money, except as permitted by
     Section 18 of the 1940 Act.

          4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

          5. Make loans to other persons, except that the acquisition of corporate debt securities and investment in U.S. Government and agency obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend portfolio securities provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in this prospectus.

          6. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any one industry, provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; provided further, that to the extent that the Fund invests in the Put Contracts and the S&P 500, the Fund may invest more than 25% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including broker-dealers, commercial banks, thrift institutions, insurance companies and finance companies; and provided further, that in replicating the weighting of a particular industry in the S&P 500, the Fund may invest more that 25% in its total assets in securities of issuers in that industry.

     Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors, provide that the Fund may not:

          a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund,
     (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same Investment Adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

          b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with the Put Contracts and other options or future transactions as described in this prospectus.

          c. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          d. Make short sales of securities except for short sales "against the box" or invest in put, call or other options except as described in this prospectus.

     If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation. However, if borrowings exceed the limit permitted by
Section 18 of the 1940 Act, the Fund will have three business days to comply with Section 18 of the 1940 Act.

     Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See "Portfolio Transactions".

                             DIRECTORS AND OFFICERS

     Information about the Directors, executive officers and portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director, executive officer and portfolio manager is P.O. Box 9011, Princeton, New Jersey 08536-9011.

     TERRY K. GLENN (58) -- President and Director(1)(2) -- Executive Vice President of the Investment Adviser and Fund Asset Management, L.P. ("FAM") (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

     JACK B. SUNDERLAND (71) -- Director(2) -- P.O. Box 7, West Cornwall, Connecticut 06796. President and Director of American Independent Oil Company, Inc. (energy company) since 1987; Member of Council of Foreign Relations since 1971.

     STEPHEN B. SWENSRUD (66) -- Director(2) -- 24 Federal Street, Suite 400, Boston, Massachusetts 02110. Chairman, Fernwood Advisors (investment adviser) since 1996; Principal, Fernwood Associates (financial consultant) since 1975.

     J. THOMAS TOUCHTON (60) -- Director(2) -- Suite 3405, One Tampa City Center, Tampa, Florida, 33602. Managing Partner of The Witt-Touchton Company and its predecessor The Witt Co. (private investment partnership) since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy Inc. (electric utility holding company).

     ERIC S. MITOFSKY (45) -- Senior Vice President and Portfolio
Manager(1)(2) -- First Vice President of the Investment Adviser since 1997; Vice President of the Investment Adviser from 1992 to 1997.

     DONALD C. BURKE (39) -- Vice President and Treasurer(1)(2) -- Senior Vice President and Treasurer of the Investment Adviser and FAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of PFD since 1999; First Vice President of the Investment Adviser from 1997 to 1999; Vice President of the Investment Adviser from 1990 to 1997; Director of Taxation of the Investment Adviser since 1990.

     IRA P. SHAPIRO (36) -- Secretary(1)(2) -- First Vice President of the Investment Adviser since 1998; Director (Legal Advisory) of the Investment Adviser from 1997 to 1998; Vice President of the Investment Adviser from 1996 to 1997; Attorney with the Investment Adviser and FAM from 1993 to 1997.
------------
(1) Interested person, as defined in the 1940 Act, of the Fund.

(2) Such Director or officer is a director, trustee, officer or member of the advisory board of certain other investment companies for which the Investment Adviser or Fund Asset Management, L.P. acts as Investment Adviser or manager.

COMPENSATION OF DIRECTORS

     Pursuant to its investment advisory agreement with the Fund (the "Investment Advisory Agreement"), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of Merrill Lynch & Co., Inc. ("ML & Co.") or its subsidiaries as well as such Directors' actual out-of-pocket expenses relating to attendance at meetings. The Fund pays each Director not affiliated with the Investment Adviser (each a "non-affiliated Director") a fee of $2,500 per year plus $250 per meeting attended and pays the non-affiliated Directors' actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays members of the Board's Audit and Nominating Committee, which consists of all of the non-affiliated Directors, an annual fee of $1,000.

     The following table shows the estimated compensation to be paid by the Fund to the non-affiliated Directors projected through the end of the Fund's first full fiscal year and for the calendar year ended December 31, 1998 the aggregate compensation paid to non-affiliated Directors from all registered investment companies advised by the Investment Adviser and its affiliate Fund Asset Management, L.P. ("FAM/MLAM - advised funds").

                                                                  PENSION OR         AGGREGATE FROM FUND
                                                              RETIREMENT BENEFITS       AND FAM/MLAM
                                              COMPENSATION    ACCRUED AS PART OF     ADVISED FUNDS PAID
NAME OF DIRECTOR                               FROM FUND         FUND EXPENSE           TO DIRECTORS
----------------                              ------------    -------------------    -------------------
Jack B. Sunderland(1).......................     $4,500              None                 $133,600
Stephen B. Swensrud(1)......................     $4,500              None                 $195,583
J. Thomas Touchton(1).......................     $4,500              None                 $133,600

------------
(1) The Directors serve on the boards of other FAM/MLAM - advised funds as follows: Mr. Sunderland (19 registered investment companies consisting of 31 portfolios); Mr. Swensrud (25 registered investment companies consisting of 58 portfolios); Mr. Touchton (19 registered investment companies consisting of 31 portfolios).

                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

     The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and management services. The Asset Management Group of ML & Co. (which includes the Investment Adviser) acts as the investment adviser to more than 100 registered investment companies. The Investment Adviser also offers investment advisory services to individuals and institutions. As of September 1999, the Asset Management Group had a total of approximately $514 billion in investment company and other portfolio assets under management (including approximately $280 billion managed by the Investment Adviser). The total amount includes assets managed for certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     The Investment Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

     The Investment Adviser provides the portfolio management for the Fund. Such portfolio management will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser will also be responsible for the performance of certain administrative and management services for the Fund. Mr. Eric Mitofsky is the portfolio manager of the Fund and is primarily responsible for the Fund's day-to-day management.

     The Fund will pay the Investment Adviser an investment advisory fee quarterly in arrears at an annual rate of 1.00% of the Fund's average weekly net assets ("average weekly net assets" means the average weekly value of the total assets of the Fund minus accrued liabilities of the Fund). For purposes of this calculation, the amount of average weekly net assets is determined at the end of the calendar quarter on the basis of the average net assets of the Fund for each week during the calendar quarter. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

     In lieu of liquidating any S&P 500 stocks held in the Fund's portfolio to pay the investment advisory fee, the Investment Adviser will be paid its accrued investment advisory fee from income from the stock dividends on the Fund's portfolio and other available cash or cash equivalents (together, "Available Assets") remaining after payment of any extraordinary or other expenses of the Fund not covered by the investment advisory fee. It is possible, particularly during the initial years of the Fund's operations, that the Fund's portfolio will not yield sufficient cash to pay the entire investment advisory fee out of then current Available Assets. To the extent that Available Assets are not sufficient to pay all of the investment advisory fee at the conclusion of a quarterly period, the Investment Adviser will defer collecting the portion of the investment advisory fee not covered by such Available Assets (the "Deferred Advisory Fee") until the conclusion of the next quarterly period. To the extent that there are additional Available Assets after paying the then current investment advisory fee, such additional amount will be applied to the payment of the Deferred Advisory Fee, and any unpaid Deferred Advisory Fee balance will be carried forward from quarter to quarter until paid. To the extent that Available Assets are not sufficient to pay the then current Advisory Fee, such unpaid Advisory Fee will be added to the Deferred Advisory Fee balance, if any. On the Maturity Date, any Deferred Advisory Fee will only be payable to the extent that the Fund will be able to return at least $10.00 per share to investors. If payment of any portion of the Deferred Advisory Fee would otherwise result in a return to investors on the Maturity Date of less than $10.00 per share (as adjusted for any early return of capital), that portion of the Deferred Advisory Fee will be waived. The Fund will not pay the Investment Adviser any interest on the Deferred Advisory Fee.

     The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Investment Adviser will bear all of the Fund's ordinary operating expenses, including administration, custodial, transfer agency, legal, auditing and accounting fees. The Fund will pay the fees and expenses of non-affiliated Directors and their counsel, brokerage and transactions costs, and the cost of any extraordinary expenses that may arise, including expenses as may be required to liquidate portfolio investments and terminate the Fund pursuant to its Articles of Incorporation.

     Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as Investment Adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Investment Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

     The Investment Adviser has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K., but in no event in excess of the amount the Investment Adviser actually receives pursuant to the Investment Advisory Agreement. As of September 1999, MLAM U.K. had a total of approximately $63 billion in investment company assets under management pursuant to sub-advisory arrangements with affiliates. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England. The following entities may be considered "controlling persons" of MLAM U.K.: Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

     Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expense of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Investment Adviser in servicing all of its accounts and such research might not be used by the Investment Adviser in connection with the Fund.

     Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission (the "Commission"). Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

     Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

     Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

     Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or its affiliates. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate act as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

PORTFOLIO TURNOVER

     The Fund may dispose of securities without regard to the length of time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, presently it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances, should be less than 10%. This portfolio turnover rate may be significantly higher if the Fund restructures its Put Contracts. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate bears certain tax consequences and results in greater transaction costs, which are borne directly by the Fund.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute all of its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized capital gains, if any, will also be distributed to Fund shareholders at least annually.

     Under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. This could affect the Fund's ability to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes". From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year.

                                     TAXES

GENERAL

     The Fund intends to elect and to qualify for the special tax treatment afforded RICs under the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of its net income ("distribution requirement"), as described below, the Fund will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of its net investment income and net capital gains.

     Although the Fund does not expect to make significant current distributions to shareholders, any dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Any distributions from the excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain other transactions are taxable as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Distributions in excess of the Fund's earnings and profits first reduce the adjusted tax basis of a holder's common stock and, after such adjusted tax basis is reduced to zero, constitute capital gains to such holder (assuming such common stock is held as a capital asset).

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     Because the Put Contracts offset the Fund's risk of loss on the stock portfolio, the stock portfolio and the Put Contracts will constitute a "straddle" for Federal income tax purposes. Individual stocks in the portfolio and certain other options entered into by the Fund may likewise constitute straddles. Special tax rules applicable to straddles will require the Fund to postpone recognition for tax purposes of losses incurred on any sales of portfolio stocks and on certain closing transactions in connection with the Put Contracts and/or other options. As a result, the Fund will not be able to reduce its income by such losses. This increases the possibility that the Fund will have income which it must distribute to shareholders in order to satisfy the distribution requirement. The Fund may have to borrow in order to meet any such distribution requirement. Furthermore, because the stock portfolio and the Put Contracts will constitute a straddle, the straddle rules will require the Fund to treat any gains recognized as a result of sales of portfolio stocks will be characterized as short-term even if the Fund held such stock for the long-term capital gain holding period.

     Distributions by the Fund will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend is treated for tax purposes as being paid and received on December 31 of the year in which the dividend was declared.

     To qualify as a RIC, the Fund is required to distribute 90% of its taxable income each year. If the IRS adjusts the Fund's taxable income on audit, the Fund may be able to pay a deficiency dividend in order to meet the 90% requirement for the year to which the adjustment relates and continue to qualify as a RIC. The Fund may have to borrow to pay such a deficiency dividend.

     Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding tax.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     A loss realized on a sale of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The liquidating distribution a shareholder receives from the Fund at maturity will be treated as made in exchange for Fund shares, and any capital gain or loss will be long-term, provided the shares have been held for more than one year as a capital asset. If a liquidating distribution exceeds a shareholder's basis in Fund shares, the excess will be treated as gain from the sale of the shares. If a shareholder receives a liquidating distribution which is less than such basis, the shareholder will recognize a loss to that extent.

Any gain or loss recognized by the shareholder will be capital if the shares have been held as a capital asset and will be long-term if the shares have been held for more than one year.

     As previously discussed, at Maturity the Investment Advisor may waive all or a portion of the Deferred Advisory Fee (if any), if payment of the fee would result in a return to shareholders of less than $10.00 per share (as adjusted for any early return of capital). Any such waiver would result in income to the Fund that is subject to the distribution requirement. The Fund would satisfy any such distribution requirement by virtue of its liquidating distribution to shareholders.

     Under current law, a holder of common stock whose shares are repurchased by the Fund and who sells all of its shares and who, after such repurchase, is not considered to own any shares under attribution rules contained in the Code will realize a taxable gain or loss depending upon such shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are held as capital assets and will be long-term if the shares have been held for more than one year. Different tax consequences may apply to selling and non-selling holders of common stock in connection with repurchase. For example, if a holder of common stock sells less than all shares owned by or attributed to such shareholder, and if the distribution to such shareholder does not otherwise qualify as a sale or exchange, the proceeds received will be treated as a taxable dividend, or, if the Fund has insufficient earnings and profits, a return of capital or capital gains, depending on the shareholder's basis in the repurchased shares. Also, there is a remote risk that non-selling holders of common stock may be considered to have received a deemed distribution that may be a taxable dividend in whole or in part. Holders of common stock may wish to consult their tax advisers prior to selling stock which will be repurchased by the Fund.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial, or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     The Fund does not currently expect to issue preferred stock, but does have the authority to do so. If preferred stock is issued, the Fund will be required to comply with tax rules regarding the allocation of ordinary income and capital gains between the preferred stock and the common stock.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                NET ASSET VALUE

     The net asset value per share of common stock is determined after the close of business on the New York Stock Exchange (the "NYSE")(generally, the NYSE closes 4:00 p.m., Eastern time), on the last business day in each week. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

     The Fund will determine and make available for publication the net asset value of its shares of common stock weekly. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barrons, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

     Certain portfolio securities (other than short-term obligations but including listed issues,) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, such other portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest. Positions in options are generally valued at the last sale price on the market where any such option is principally traded. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Instruments such as the Put Contracts for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

                              REPURCHASE OF SHARES

     Because the Fund is newly organized, its shares have no history of public trading, and shares of closed-end investment companies frequently trade at a discount from their net asset value. The risk of loss typically may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering.

     Shares of the Fund are being sold to the public without a sales load or underwriting commission. In addition, the Board of Directors of the Fund may consider open market share repurchases from time to time to seek to reduce the market price discount, if any, from net asset value.

     Subject to the Fund's fundamental policy with respect to borrowings, the Fund may incur debt to finance share repurchases. See "Investment Objective and Policies" and "Investment Restrictions".

Interest on any such borrowings will increase the Fund's expenses and reduce the Fund's net income. See the discussion of leverage under "Risk Factors and Special Considerations". There can be no assurance that share repurchases will cause the shares to trade at a price equal to their net asset value. Nevertheless, the possibility that a portion of the Fund's outstanding shares may be the subject of repurchases may reduce the discount between market price and net asset value that might otherwise exist.

     If the Fund must liquidate portfolio securities to repurchase shares, the Fund may be required to sell portfolio securities for other than investment purposes and may realize gains and losses.

                          DESCRIPTION OF CAPITAL STOCK

     The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which are classified as common stock. Although it has no current intention to do so, the Board of Directors is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The Fund's Articles of Incorporation permit the Board of Directors to increase the number of authorized shares of capital stock without the vote of shareholders. The shares of common stock, when issued and outstanding, will be fully paid and nonassessable. Shareholders are entitled to one vote for each share held for the election of Directors and other matters submitted to shareholders. There are no preemptive rights. The rights of the shares with respect to dividends and distributions are described under "Dividends and Distributions". Each share is entitled to participate equally in the net distributable assets of the Fund upon liquidation or termination.

     The Fund's Articles of Incorporation provide that the Fund will terminate on November 30, 2007, without shareholder approval. In connection with such termination, the Fund will liquidate all of its assets and distribute to shareholders the net proceeds after making appropriate provision for any liabilities of the Fund. Prior to such termination, however, the Board of Directors of the Fund will consider whether it is in the best interests of shareholders to terminate and liquidate the Fund without shareholder approval notwithstanding the Articles of Incorporation provision. In considering the matter, the Board of Directors will take into account, among other factors, the adverse effect which capital losses realized upon disposition of securities in connection with liquidation (if any such losses are anticipated) would have on the Fund and its shareholders. In the event that the Board of Directors determines that under the circumstances, termination and liquidation of the Fund on November 30, 2007 without a shareholder vote would not be in the best interests of shareholders, the Board of Directors will call a special meeting of shareholders to consider an appropriate amendment to the Fund's Articles of Incorporation. The Fund's Articles of Incorporation would require the affirmative vote of the holders of at least 66 2/3% of outstanding shares to approve such an amendment. The foregoing provisions of the Fund's Articles of Incorporation are governed by the laws of the State of Maryland and not the 1940 Act. If the Fund's Board of Directors calls a special meeting of shareholders to consider voting upon an amendment to the Fund's Articles of Incorporation to extend the life of the Fund beyond November 30, 2007, such shareholders will also be provided the opportunity to vote upon the Fund's fundamental policy as set forth in the first paragraph under "Investment Objective and Policies."

     The Fund has no present intention of offering any additional shares. Other offerings of its shares, if made, will require approval by the Fund's Board of Directors. Any additional offering of shares of common stock will be subject to the requirements of the 1940 Act that shares may not be issued at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding voting securities.

     The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its shareholders of record.

     The Investment Adviser provided the initial capital for the Fund by purchasing 10,000 shares of common stock of the Fund at $10.00 per share for $100,000. As of the date of this prospectus, the Investment Adviser owned 100% of the outstanding shares of common stock of the Fund. The Investment Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS

     The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director elected by holders of capital stock may be removed from office with or without cause by vote of the holders of at least 66 2/3% of the shares of capital stock, of the Fund entitled to be voted on the matter.

     In addition, the Articles of Incorporation require the favorable vote of the holders of at least 66 2/3% of the Fund's shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

     - a merger or consolidation or statutory share exchange of the Fund with other corporations;

     - a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

     - a liquidation or dissolution of the Fund except pursuant to the Articles of Incorporation on November 30, 2007

unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required. Following any issuance of preferred stock by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing would also require the favorable vote of a majority of the Fund's shares of preferred stock then entitled to be voted, voting as a separate class.

     In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Article of Incorporation. The amendment would have to be declared advisable by the Board of Directors prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Fund's outstanding shares (including any preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Directors fixed in accordance with the by-laws), and, assuming preferred stock is issued, the affirmative vote of a majority of outstanding shares of preferred stock of the Fund, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions would usually be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the shares would no longer be listed on a stock exchange. Conversion to an open-end investment company would require a change in the Fund's fundamental policy as set forth in the first paragraph under "Investment Objective and Policies" and also would require changes in certain of the Fund's other investment policies and restrictions.

     The Articles of Incorporation and By-Laws provide that the Board of Directors has the power, to the exclusion of shareholders, to make, alter or repeal any of the By-Laws (except for any By-Law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Articles of Incorporation, nor any of the foregoing provisions of the Articles requiring the affirmative vote of 66 2/3% of shares of capital stock of the Fund, can be amended or repealed except by the vote of such required number of shares.

     The Board of Directors has determined that the 66 2/3% voting requirements described above which are greater than the minimum requirements under Maryland law or the 1940 Act are in the best interests of shareholders generally. Reference should be made to the Articles of Incorporation and By-Laws on file with the Commission for the full text of these provisions.

     The Fund's By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 60 calendar days nor more than 90 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure as specified in the By-Laws of the date of the meeting. Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws.

     The notice provisions are intended to afford shareholders a fair opportunity to present matters for consideration at shareholder meetings while assuring that shareholders and Directors will have a reasonable opportunity to consider the matters proposed and to allow for full information to be distributed to all shareholders about all sides of the particular issue. These provisions could have the effect of limiting or delaying to some extent the ability of shareholders to take certain actions at a meeting of shareholders.

                                   CUSTODIAN

     The Fund's securities and cash are held under a custodial agreement with The Chase Manhattan Bank, 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245.

                                  UNDERWRITING

     Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" or the "Underwriter") has agreed, subject to the terms and conditions of a Purchase Agreement with the Fund and the Investment Adviser, to purchase 31,500,000 shares of common stock from the Fund. The Underwriter is committed to purchase all of such shares if any are purchased.

     The Underwriter has advised the Fund that it proposes initially to offer the shares of common stock to the public at the public offering price set forth on the cover page of this prospectus. There is no sales charge or underwriting discount charged to investors on purchases of shares of common stock in the offering. The Investment Adviser or an affiliate has agreed to pay the Underwriter from its own assets a commission in connection with the sale of shares of common stock in the offering in the amount of $.30 per share. Such payment is equal to 3.00% of the initial public offering price per share. The Underwriter also has advised the Fund that from this amount the Underwriter may pay a concession to certain dealers not in excess of $.30 per share on sales by such dealers. After the initial public offering, the public offering price and other selling terms may be changed. Investors must pay for shares of common stock purchased in the offering on or before November 5, 1999.

     The Underwriter may engage in certain transactions that stabilize the price of the shares of common stock. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the shares of common stock.

     If the Underwriter creates a short position in the shares of common stock in connection with the offering, i.e., if it sells more shares of common stock than are set forth on the cover page of this prospectus, the Underwriter may reduce its short position by purchasing shares of common stock in the open market.

     The Underwriter may also impose a penalty bid on certain selling group members. This means that if the Underwriter purchases shares of common stock in the open market to reduce the Underwriter's short position or to stabilize the price of the shares of common stock, it may reclaim the amount of the selling concession from the selling group members who sold those shares of common stock as part of the offering.

     In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

     Neither the Fund nor the Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares of common stock. In addition, neither the Fund nor the Underwriter makes any representation that the Underwriter will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

     Prior to this offering, there has been no public market for the shares of the common stock. The Fund's shares of common stock have been approved for listing on the NYSE. In order to meet the requirements for listing, the Underwriter has undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

     The Fund anticipates that the Underwriter may from time to time act as broker in connection with the execution of its portfolio transactions.

     The Underwriter is an affiliate of the Investment Adviser of the Fund.

     The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     The transfer agent, dividend disbursing agent and registrar for the shares of the Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the common stock offered hereby are passed on for the Fund and the Underwriter by Brown & Wood LLP, New York, New York.

                                    EXPERTS

     The statement of assets, liabilities and capital of the Fund as of October 21, 1999 included in this prospectus has been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, and on their authority as experts in auditing and accounting. The selection of independent auditors is subject to ratification by shareholders of the Fund.

                             ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Regional Office, at Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

     Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

YEAR 2000 ISSUES

     Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Investment Adviser or other Fund service providers do not properly address this problem prior to January 1, 2000. The Investment Adviser expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Investment Adviser that they also expect to resolve the Year 2000 Problem, and the Investment Adviser will continue to monitor the situation as Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests, and this could hurt the Fund's investment returns.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder,
The S&P 500(R) Protected Equity Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital of The S&P 500(R) Protected Equity Fund, Inc. as of October 21, 1999. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statement presents fairly, in all material respects, the financial position of The S&P 500(R) Protected Equity Fund, Inc. as of October 21, 1999 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 21, 1999

                   THE S&P 500(R) PROTECTED EQUITY FUND, INC.

                  STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                                OCTOBER 21, 1999

ASSETS
     Cash...................................................  $100,000
                                                              --------
          Total Assets......................................   100,000
                                                              --------
LIABILITIES
     Liabilities and accrued expenses (Note 1)..............         0
                                                              --------
NET ASSETS..................................................  $100,000
                                                              ========
CAPITAL
     Common stock, par value $.10 per share; 200,000,000
      shares authorized; 10,000 shares issued and
      outstanding (Note 1)..................................  $  1,000
     Paid-in Capital in excess of par.......................    99,000
                                                              --------
     Total Capital-Equivalent to $10.00 net asset value per
      share of common stock (Note 1)........................  $100,000
                                                              ========

             NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

NOTE 1.  ORGANIZATION

     The Fund was incorporated under the laws of the State of Maryland on July 15, 1999, as a closed-end, non-diversified management investment company and has had no operations other than the sale to Merrill Lynch Asset Management, L.P. (the "Investment Adviser"), of an aggregate of 10,000 shares of common stock for $100,000 on October 21, 1999. The General Partner of the Investment Adviser is an indirectly wholly-owned subsidiary of Merrill Lynch & Co., Inc.

     The organization costs and costs of the offering have been paid by the Investment Adviser or an affiliate.

NOTE 2.  MANAGEMENT ARRANGEMENTS

     The Fund has engaged the Investment Adviser to provide investment advisory and management services to the Fund. The Investment Adviser will receive a quarterly fee in arrears at the annual rate of 1.00% of the Fund's average weekly net assets. The Investment Adviser or an affiliate will pay Merrill Lynch, Pierce, Fenner & Smith Incorporated a commission in the amount of 3.00% of the price to the public in connection with the initial public offering of the Fund's common stock.

NOTE 3.  FEDERAL INCOME TAXES

     The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on a taxable income (including realized capital gains) that is distributed to shareholders.

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     Through and including February 1, 2000 (the 90th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus.
This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               31,500,000 SHARES

                   THE S&P 500(R) PROTECTED EQUITY FUND, INC.

                                  COMMON STOCK

                             ---------------------

                                   PROSPECTUS

                             ---------------------

                              MERRILL LYNCH & CO.

                                NOVEMBER 3, 1999

                                                                 CODE-19073-1199

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